SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   February 25, 2005
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


         Delaware                         0-29192                 14-1708544
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(State or other jurisdiction            (Commission            (I.R.S.Employer
of incorporation)                       File Number)         Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                      33426
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Principal Officer; Appointment of Principal Officer

         (b) On February 25, 2005, Lisa M. De La Pointe resigned as Chief Financial Officer of Puradyn Filter Technologies Incorporated ("the Company").

         (c)(1) On February 28, 2005, Cindy L. Gimler was appointed Chief Financial Officer of the Company.

            (2) Ms. Gimler's business experience for the past five years is as follows:

     o October 2004 to February 2005 - Controller for Bio-Engineered Supplements & Nutrition Incorporated

     o October 2003 to October 2004 - Accounting Manager for Puradyn Filter Technologies Incorporated

     o August 2000 to July 2003 - Chief Financial Officer of Universal Jet Aviation Incorporated

     o June 1999 to August 2000 - Accounting Manager for Singer Asset Finance Company, LLC.

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Item 9.01   Financial Statements and Exhibits

            Exhibit No.   Description
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               99.1       Press Release dated February 28, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2005      PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer


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                                EXHIBIT EXHIBIT

            Exhibit No.   Description
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               99.1       Press Release dated February 28, 2005